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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 1999

                      METROMEDIA INTERNATIONAL GROUP, INC.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                           1-5706                          58-0971455
--------------------------------  --------------------------------  --------------------------------
        (State or other                     (Commission                      (IRS Employer
 jurisdiction of incorporation)             File Number)                  Identification No.)

              ONE MEADOWLANDS PLAZA,
           EAST RUTHERFORD, NEW JERSEY                                  07073-2137
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
     (Address of principal executive offices)                           (Zip Code)
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Registrant's telephone number, including area code: (201) 531-8000

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ITEM 5. OTHER EVENTS

    On August 4, 1999, Metromedia International Group, Inc. (the "Company") issued a press release a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K and on Form 10-K/A for the fiscal year ended December 31, 1998, its Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, and other reports filed by the Company with the Securities and Exchange Commission.

ITEM 7. EXHIBITS

    (a) Financial Statements of Business Acquired.

        Not applicable.

    (b) Pro Forma Financial Information.

        Not applicable.

    (c) Exhibits.

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
EXHIBIT NUMBER                                                DESCRIPTION
-----------------  -------------------------------------------------------------------------------------------------
99.1.........      Press Release, dated August 4, 1999.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                METROMEDIA INTERNATIONAL GROUP, INC.

Date: August 4, 1999            By:  /s/ SILVIA KESSEL
                                     -----------------------------------------
                                     Silvia Kessel
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer

                                       3
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                                 EXHIBIT INDEX

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
EXHIBIT NUMBER                                           DESCRIPTION                                          PAGE NO.
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
99.1.........      Press Release, dated August 4, 1999.
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